195 Church Street New Haven, CT 06510 www.newalliancebank.com
PRESS RELEASE
Contact: Glenn MacInnes Executive Vice President and Chief Financial Officer NewAlliance Bank 203 789 2639

NewAlliance Reports Record 2010 Net Income of $58.0 million or $0.59 EPS;
Excluding Merger Expenses, Record EPS of $0.71, up 50% from 2009

4Q EPS of $0.11; Excluding Merger Expenses, EPS of $0.20

New Haven, Connecticut, January 25, 2011 – NewAlliance Bancshares, Inc. (NYSE: NAL), the holding company for NewAlliance Bank, today released the results of its operations for the fourth quarter and full year 2010.

For 2010, net income was $58.0 million or $0.59 per diluted share compared to $46.4 million or $0.47 per diluted share, a 25% increase. Excluding merger-related expenses, net income would have been $69.7 million or $0.71 per diluted share, a 50% increase.

Net income for the quarter was $11.3 million or $0.11 per diluted share. This compares to $12.1 million or $0.12 per diluted share for the fourth quarter of 2009, or compared to the linked quarter, net income of $13.9 million or $0.14 per diluted share.

Excluding merger-related expenses, NewAlliance achieved record net income of  $19.7 million or $0.20 per diluted share for the fourth quarter, a 63% increase over last year’s fourth quarter. Excluding merger related expenses in the third and fourth quarters, net income increased 17% on a linked quarter basis.

Revenue momentum has continued at record levels in each quarter through 2010. In the fourth quarter, revenue of $75.8 million increased over the linked quarter by over 1%, and for the year, total revenue of $295.4 million increased by nearly 13% over 2009 revenue.

“The strong results in the fourth quarter reflect the completion of a banner year with record earnings,” stated Peyton R. Patterson, Chairman, President and Chief Executive Officer. “By focusing on our strong banking fundamentals to meet our customers’ needs, we have increased both deposits and lending relationships to grow our assets to a milestone of over $9 billion – up 7% from a year ago.”

The Board of Directors voted today to pay a quarterly dividend of $0.07 per share to shareholders of record on February 4, 2011 and payable on February 15, 2011. This will be the Company’s 27th consecutive quarterly dividend payment.

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2010 Year over Year Financial Highlights:
•	Net income, excluding merger related expenses, was up 50%
•	Record revenue in each quarter led to annual revenue increasing by 13%
•	Net interest margin increased to 3.02% from 2.68%
•	Loan originations of $2.16 billion increased by nearly 45%
•	Total loan balances grew to $5.09 billion, up 7%
•	Commercial loan balances were up 14% and residential loans up 6%
•	Deposits increased to $5.24 billion, up 4%
•	Core deposits were up 5%, with checking deposits up nearly 10%
•	Credit quality improved, with net charge offs down to 28 basis points

Loan and Deposit Growth
Loan originations for the fourth quarter and the full year reached record levels. For the fourth quarter, total originations were up 7% from the linked quarter to a record $640.9 million, and for the full year, originations increased by nearly 45% to     $2.16 billion.

For the fourth quarter, loan balances increased slightly led by commercial loan balances that were up 2% over the linked quarter. Loan balances for the year were $5.09 billion, up 7% from a year ago. Residential balances of $2.54 billion were up 6% for the year, while commercial balances of $1.64 billion were up 14%.

For the fourth quarter, the largest gain in deposits was in checking. The increase of nearly 5% in checking deposits demonstrates that NewAlliance is continuing to attract core business and retail relationships. For the full year 2010, checking deposits increased by 10% over 2009.

Average interest-bearing deposits for the quarter were $4.60 billion compared to $4.54 billion for the third quarter, an increase of 1%. For the full year 2010, average interest-bearing deposit balances were up nearly 6% to $4.53 billion from         $4.29 billion in 2009.

Net Interest Income
Net interest income before provision was $60.6 million, up slightly over the linked quarter. Comparing the full year net interest income of $234.3 million for 2010 was an increase of 15% over 2009.

Net interest margin, while down at the end of the quarter to 3.02% from 3.08% at the end of the linked quarter, increased for the full year by 34 basis points from 2.68% at the end of 2009.

The cost of deposits for the end of December 2010 was 93 basis points, the same as at the end of September. This represents a decrease of 39 basis points from 132 basis points at the end of December 2009. The cost of borrowings was reduced by  28 basis points on a linked quarter basis to 267 basis points, and lower by 129 basis points year over year.

2

Non-Interest Income and Non-Interest Expense
Non-interest income of $15.3 million was up 4% from the linked quarter and increased by 3% to $61.2 million for the year. Although the largest segment of non-interest income, depositor service charges, was down 6% from the linked quarter, the impact of reduced overdraft fees was somewhat mitigated by an increase in debit card fees and merchant services income. Year over year, depositor service charges were up by 3%.

Trust and brokerage fee income was up 5% on a linked quarter basis, benefitting from rising asset values through the quarter. The brokerage area also added to its professional staff and experienced more customers moving back into the market as indices began to rise. For the total year, trust and brokerage income was down by 4% from 2009.

During 2010, NewAlliance had a net securities gain of $1.2 million compared to    $5.9 million in 2009. It also realized a net gain on limited partnerships of $4.0 million during 2010 compared to a loss of $575,000 in 2009.

For the fourth quarter, non-interest expense was $50.9 million, which included    $7.2 million of merger related expense. The linked quarter also included $4.6 million in merger related expense. Excluding merger related expenses, non-interest expense would have been $43.7 million in the fourth quarter, compared to $45.6 million in the prior quarter.

Total non-interest expense for the year was $187.0 million, which included        $12.3 million in merger related expense. Excluding the merger related expense, non-interest expense of $174.7 million compared to $172.1 million for 2009.

“Operating leverage, excluding merger related expenses and security gains, continued to improve throughout the year,” said Glenn I. MacInnes, Executive Vice President and Chief Financial Officer. “On a full year basis, revenues grew nearly 15% while expenses, excluding merger related expenses, grew just under 2%, accelerating our earnings growth momentum.”

The efficiency ratio for the year, excluding merger related expenses, was 59.79%, compared to 66.55% in 2009.

The effective tax rate for the fourth quarter was 48.85% as compared to 32.83% for the linked quarter and 33.08% for the prior year quarter.  Absent merger-related activity, the effective tax rate would have been in line with the prior quarter and prior year quarter rates.

Credit Quality
“Sound underwriting practices have preserved the NewAlliance credit quality as one of the best in its peer group. Non-performing loans as a percent of total loans were 1.47% and continue to be well below industry averages,” commented Don T. Chaffee, Executive Vice President and Chief Credit Officer. “In addition, the Bank has continued to extend lending relationships to new and existing customers increasing its loan balances by 7% in 2010 without loosening credit standards.”

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Total non-performing loans were $74.9 million at the end of the fourth quarter compared to $68.3 million at the end of the linked quarter and $50.5 million at the end of 2009. The allowance for loan losses remained at 1.08%, the same as at the end of the third quarter and lower than the 1.10% at the end of 2009.

Net charge-offs for the fourth quarter were $2.1 million compared to $4.4 million for the linked quarter. For the year, net charge-offs were $14.2 million, or 28 basis points, compared to $15.4, or 32 basis points, for 2009. The provision for loan losses for the fourth quarter was $2.7 million, down from $4.0 million in the linked quarter, and the provision for the year of $17.0 million also demonstrated a lower trend from the 2009 provision of $18.0 million.

Capital Management
The tangible common equity ratio was 10.67% and total shareholder’s equity was $1.46 billion at December 31, 2010. The Company’s Tier 1 leverage capital ratio was 10.94% and is more than double the 5% regulatory benchmark that is considered ‘well-capitalized’ for bank holding companies.

At December 31, 2010, NewAlliance Bancshares, the parent company of NewAlliance Bank, had $9.03 billion in assets and operated 88 banking offices in Connecticut and Massachusetts.

NewAlliance Bank provides a full range of consumer and commercial banking products and services, trust services and investment and insurance products and services. The Bank’s website is at www.newalliancebank.com. Shareholders are encouraged to monitor the Investor Relations section of the Company’s website.

Note: In discussing financial results, management may refer to certain non-GAAP (Generally Accepted Accounting Principles) measures. The Company’s management believes these non-GAAP measurements are essential to a proper understanding of the operating results of the Company’s core business. These non-GAAP measurements are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies. A reconciliation of GAAP and non-GAAP information is included in this release.

Statements in this news release, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications.

The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.

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NewAlliance Bancshares, Inc.
Consolidated Statements of Income (Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands, except share data)	2010	2009	2010	2009

Interest and dividend income	$87,932	$90,695	$350,812	$371,799
Interest expense	27,373	37,169	116,525	168,592

Net interest income before provision for loan losses	60,559	53,526	234,287	203,207
Provision for loan losses	2,700	3,467	17,000	18,000
Net interest income after provision for loan losses	57,859	50,059	217,287	185,207

Non-interest income
Depositor service charges	6,784	7,176	28,159	27,351
Loan and servicing income	990	321	2,348	819
Trust fees	1,547	1,571	6,311	5,790
Investment management, brokerage & insurance fees	1,504	1,208	5,639	6,723
Bank owned life insurance	803	896	5,934	3,548

Other-than-temporary impairment losses on securities	-	(1,741)	(30)	(4,263)
Less: Portion of loss recognized in other comprehensive income (before taxes)	(250)	970	(1,150)	2,866
Net impairment losses on securities recognized in earnings	(250)	(771)	(1,180)	(1,397)
Net gain on sale of securities	790	1,175	2,339	7,314
Net gain on securities	540	404	1,159	5,917

Mortgage origination activity & loan sale income	1,253	818	3,702	5,586
Net gain (loss) on limited partnerships	876	(200)	3,979	(575)
Other	960	1,049	3,930	4,087
Total non-interest income	15,257	13,243	61,161	59,246

Non-interest expense
Salaries and employee benefits	23,833	24,365	95,642	89,646
Occupancy	4,437	4,516	17,632	18,202
Furniture and fixtures	1,614	1,461	5,872	5,808
Outside services	4,664	5,513	18,810	20,098
Advertising, public relations, and sponsorships	1,219	1,680	6,015	5,664
Amortization of identifiable intangible assets	1,953	2,122	7,811	8,501
FDIC insurance premiums	1,974	1,761	7,620	10,479
Merger related charges	7,236	57	12,325	84
Other	4,005	3,710	15,282	13,731
Total non-interest expense	50,935	45,185	187,009	172,213

Income before income taxes	22,181	18,117	91,439	72,240

Income tax provision	10,835	5,992	33,471	25,797

Net income	$11,346	$12,125	$57,968	$46,443

Earnings per share
Basic	$0.12	$0.12	$0.59	$0.47
Diluted	0.11	0.12	0.59	0.47

Weighted average shares outstanding
Basic	98,403,406	99,092,896	98,515,056	99,162,929
Diluted	98,897,653	99,254,938	98,783,866	99,176,152

NewAlliance Bancshares, Inc.
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except share data)	2010	2010	2010	2010	2009

Interest and dividend income	$87,932	$88,420	$87,061	$87,399	$90,695
Interest expense	27,373	28,074	29,320	31,758	37,169

Net interest income before provision for loan losses	60,559	60,346	57,741	55,641	53,526
Provision for loan losses	2,700	4,000	5,500	4,800	3,467
Net interest income after provision for loan losses	57,859	56,346	52,241	50,841	50,059

Non-interest income
Depositor service charges	6,784	7,210	7,457	6,707	7,176
Loan and servicing income	990	689	351	317	321
Trust fees	1,547	1,590	1,573	1,602	1,571
Investment management, brokerage & insurance fees	1,504	1,319	1,302	1,514	1,208
Bank owned life insurance	803	822	847	3,462	896

Other-than-temporary impairment losses on securities	-	-	(30)	-	(1,741)
Less: Portion of loss recognized in other comprehensive income (before taxes)	(250)	(378)	(522)	-	970
Net impairment losses on securities recognized in earnings	(250)	(378)	(552)	-	(771)
Net gain on sale of securities	790	799	750	-	1,175
Net gain on securities	540	421	198	-	404

Mortgage origination activity and loan sale income	1,253	1,150	571	728	818
Net gain (loss) on limited partnerships	876	399	2,372	331	(200)
Other	960	1,018	1,215	739	1,049
Total non-interest income	15,257	14,618	15,886	15,400	13,243

Non-interest expense
Salaries and employee benefits	23,833	25,606	23,982	22,221	24,365
Occupancy	4,437	4,480	4,094	4,621	4,516
Furniture and fixtures	1,614	1,487	1,426	1,345	1,461
Outside services	4,664	4,279	4,718	5,149	5,513
Advertising, public relations, and sponsorships	1,219	1,779	1,486	1,530	1,680
Amortization of identifiable intangible assets	1,953	1,953	1,953	1,953	2,122
FDIC insurance premiums	1,974	1,891	1,898	1,857	1,761
Merger related charges	7,236	4,585	503	1	57
Other	4,005	4,186	3,568	3,523	3,710
Total non-interest expense	50,935	50,246	43,628	42,200	45,185

Income before income taxes	22,181	20,718	24,499	24,041	18,117

Income tax provision	10,835	6,802	8,226	7,608	5,992

Net income	$11,346	$13,916	$16,273	$16,433	$12,125

Earnings per share
Basic	$0.12	$0.14	$0.16	$0.17	$0.12
Diluted	0.11	0.14	0.16	0.17	0.12

Weighted average shares outstanding
Basic	98,403,406	98,284,937	98,780,567	99,020,399	99,092,896
Diluted	98,897,653	98,486,667	98,859,822	99,057,937	99,254,938

NewAlliance Bancshares, Inc.
Consolidated Balance Sheets (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2010	2010	2010	2010	2009
Assets
Cash and due from banks	$108,538	$122,334	$97,693	$100,020	$96,927
Short-term investments	25,000	50,000	20,000	60,000	50,000
Investment securities available for sale	2,551,883	2,335,362	2,403,317	2,261,915	2,327,855
Investment securities held to maturity	275,872	298,495	323,255	270,839	240,766
Loans held for sale	43,290	27,229	13,362	9,479	14,659
Loans
Residential real estate	2,535,060	2,538,559	2,491,161	2,391,575	2,396,303
Commercial real estate	1,361,478	1,319,323	1,261,818	1,271,177	1,233,250
Commercial business	510,499	513,931	473,329	415,458	411,211
Consumer	684,179	696,869	702,063	713,938	721,281
Total loans	5,091,216	5,068,682	4,928,371	4,792,148	4,762,045
Less allowance for loan losses	(55,223)	(54,582)	(54,945)	(54,164)	(52,463)
Total loans, net	5,035,993	5,014,100	4,873,426	4,737,984	4,709,582
Federal Home Loan Bank of Boston stock	120,821	120,821	120,821	120,821	120,821
Premises and equipment, net	59,731	58,395	58,651	57,387	57,083
Cash surrender value of bank owned life insurance	136,668	135,877	135,054	134,207	140,153
Goodwill	527,167	527,167	527,167	527,167	527,167
Identifiable intangible assets	27,548	29,501	31,454	33,406	35,359
Other assets	115,337	106,994	107,897	187,678	113,941
Total assets	$9,027,848	$8,826,275	$8,712,097	$8,500,903	$8,434,313

Liabilities
Deposits
Regular savings	$1,679,821	$1,705,787	$1,798,881	$1,807,008	$1,817,787
Money market	1,019,592	993,569	915,510	934,376	790,453
NOW	408,432	398,436	406,069	385,800	400,176
Demand	617,039	581,293	568,414	533,841	534,180
Time	1,514,491	1,459,775	1,447,872	1,393,912	1,481,446
Total deposits	5,239,375	5,138,860	5,136,746	5,054,937	5,024,042
Borrowings
Federal Home Loan Bank of Boston advances	2,113,813	1,994,811	1,900,561	1,790,960	1,755,533
Repurchase agreements	106,629	105,606	100,951	102,149	112,095
Junior subordinated debentures	21,135	21,135	21,135	21,135	21,135
Other borrowings	1,002	1,044	1,085	1,126	1,165
Other liabilities	86,922	91,451	87,448	88,584	85,390
Total liabilities	7,568,876	7,352,907	7,247,926	7,058,891	6,999,360

Stockholders' equity	1,458,972	1,473,368	1,464,171	1,442,012	1,434,953

Total liabilities and stockholders' equity	$9,027,848	$8,826,275	$8,712,097	$8,500,903	$8,434,313

NewAlliance Bancshares, Inc.
Selected Financial Highlights (Unaudited)
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2010	2010	2010	2010	2009
Net interest income before provision for loan losses	$60,559	$60,346	$57,741	$55,641	$53,526
Net income	11,346	13,916	16,273	16,433	12,125
Shares outstanding (end of period)	104,959,982	105,077,475	105,079,540	105,964,553	106,050,464
Weighted average shares outstanding:
Basic	98,403,406	98,284,937	98,780,567	99,020,399	99,092,896
Diluted	98,897,653	98,486,667	98,859,822	99,057,937	99,254,938
Earnings per share:
Basic	$0.12	$0.14	$0.16	$0.17	$0.12
Diluted	0.11	0.14	0.16	0.17	0.12
Shareholders' equity (end of period)	1,458,972	1,473,368	1,464,171	1,442,012	1,434,953
Book value per share (end of period)	13.90	14.02	13.93	13.61	13.53
Tangible book value per share (end of period)	8.62	8.72	8.62	8.32	8.23

Ratios & Other Information

Net interest margin (net interest income as a
% of average earnings assets)	3.02%	3.08%	3.02%	2.97%	2.82%
Net interest spread (yield on earning assets
minus yield on interest-bearing liabilities)	2.77	2.82	2.74	2.66	2.46
Average yield on interest-earning assets	4.39	4.51	4.55	4.66	4.77
Average rate paid on interest-bearing liabilities	1.62	1.69	1.81	2.00	2.31

Return on average assets	0.51	0.64	0.76	0.78	0.57
Return on average equity	3.07	3.79	4.49	4.57	3.39

At period end:
Tier 1 leverage capital ratio	10.94%	11.05%	11.17%	11.34%	11.05%

Asset Quality Information
Nonperforming loans	$74,883	$68,293	$68,295	$64,894	$50,507
Total nonperforming assets	78,424	71,396	70,943	68,242	54,212
Nonperforming loans as a % of total loans	1.47%	1.35%	1.39%	1.35%	1.06%
Nonperforming assets as a % of total assets	0.87	0.81	0.81	0.80	0.64
Allowance for loan losses as a % of total loans	1.08	1.08	1.11	1.13	1.10
Allowance for loan losses as a % of nonperforming loans	73.75	79.92	80.45	83.47	103.87

Provision for loan losses	$2,700	$4,000	$5,500	$4,800	$3,467

Banking offices	88	88	88	87	87

Non-GAAP Financial Information and Ratios (1)

Noninterest income (2)	$13,841	$13,798	$13,316	$15,069	$13,039
Noninterest income as a percent of
operating revenue (2)	18.60%	18.61%	18.74%	21.31%	19.59%
Efficiency ratio (3)	68.09	67.29	61.05	59.35	67.39
Expenses to average assets (4)	1.96	2.08	2.01	2.00	2.12
Return on average tangible assets	0.54	0.68	0.81	0.84	0.61
Return on average tangible equity	4.93	6.11	7.31	7.50	5.61
Tangible common equity/tangible assets	10.67	11.09	11.11	11.10	11.08

Net income, GAAP	$11,346	$13,916	$16,273	$16,433
Tax-exempt life insurance proceeds	-	-	-	2,600
Gain on limited partnership, net of tax	-	-	1,677	-
Merger related charges, net of tax (5)	8,380	2,980	327	-
Proforma net income	$19,726	$16,896	$14,923	$13,833

Proforma net income per share - basic	$0.20	$0.17	$0.15	$0.14
Proforma net income per share - diluted	0.20	0.17	0.15	0.14

Proforma return on average assets (6)	0.88%	0.77%	0.70%	0.66%
Proforma return on average equity (6)	5.35	4.60	4.12	3.85
Proforma return on average tangible assets (6)	0.94	0.82	0.74	0.70
Proforma return on average tangible equity (6)	8.58	7.42	6.71	6.32
Proforma efficiency ratio (3) (7)	58.37	61.11	60.34	61.61

(1) Non-GAAP Financial Information and Ratios are not financial measurements required by generally accepted accounting principles, however, management believes such information is useful to investors in evaluating Company performance.
(2) Excludes total net gains or losses on securities and limited partnerships
(3) Excludes total net gains or losses on securities and limited partnerships and other real estate owned expenses
(4) Excludes severance and merger costs (Where applicable)
(5) Includes tax expense of $3.7 million for the three months ended December 31, 2010
(6) Excludes tax-exempt life insurance proceeds, gain on limited partnership and merger related costs, net of tax
(7) Excludes tax-exempt life insurance proceeds and merger related costs

NewAlliance Bancshares, Inc.
Average Balance Sheets (Unaudited)

	Three Months Ended
	December 31, 2010			December 31, 2009
			Average			Average
	Average		Yield/	Average		Yield/
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

Interest-earning assets
Loans
Residential real estate	$2,563,596	$29,574	4.61%	$2,424,730	$30,761	5.07%
Commercial real estate	1,329,886	19,219	5.78	1,222,779	17,880	5.85
Commercial business	525,573	8,263	6.29	416,230	5,361	5.15
Consumer	691,596	7,645	4.42	728,347	8,386	4.61
Total Loans	5,110,651	64,701	5.06	4,792,086	62,388	5.21
Fed funds sold and other short-term investments	80,567	45	0.22	88,920	45	0.20
Federal Home Loan Bank of Boston stock	120,821	-	-	120,821	-	-
Investment securities	2,701,808	23,186	3.43	2,602,925	28,262	4.34
Total interest-earning assets	8,013,847	$87,932	4.39%	7,604,752	$90,695	4.77%
Non-interest-earning assets	921,657			909,781
Total assets	$8,935,504			$8,514,533

Interest-bearing liabilities
Deposits
Money market	$1,023,649	$2,455	0.96%	$771,971	$2,670	1.38%
NOW	391,498	223	0.23	372,238	292	0.31
Savings	1,688,661	2,336	0.55	1,835,047	4,756	1.04
Time	1,499,424	7,241	1.93	1,511,417	9,915	2.62
Total interest-bearing deposits	4,603,232	12,255	1.06	4,490,673	17,633	1.57
Repurchase agreements	109,696	351	1.28	125,861	362	1.15
FHLB advances and other borrowings	2,042,217	14,767	2.89	1,825,600	19,174	4.20
Total interest-bearing liabilities	6,755,145	27,373	1.62%	6,442,134	37,169	2.31%
Non-interest-bearing demand deposits	611,179			541,513
Other non-interest-bearing liabilities	93,176			102,107
Total liabilities	7,459,500			7,085,754
Equity	1,476,004			1,428,779
Total liabilities and equity	$8,935,504			$8,514,533
Net interest-earning assets	$1,258,702			$1,162,618
Net interest income		$60,559			$53,526
Interest rate spread			2.77%			2.46%
Net interest margin (net interest income
as a percentage of total interest-earning assets)			3.02%			2.82%
Ratio of total interest-earning assets
to total interest-bearing liabilities			118.63%			118.05%

NewAlliance Bancshares, Inc.
Average Balance Sheets (Unaudited)
	Three Months Ended
	December 31, 2010			September 30, 2010
			Average			Average
	Average		Yield/	Average		Yield/
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

Interest-earning assets
Loans
Residential real estate	$2,563,596	$29,574	4.61%	$2,548,169	$30,288	4.75%
Commercial real estate	1,329,886	19,219	5.78	1,290,757	18,994	5.89
Commercial business	525,573	8,263	6.29	498,386	6,846	5.49
Consumer	691,596	7,645	4.42	699,089	7,826	4.48
Total Loans	5,110,651	64,701	5.06	5,036,401	63,954	5.08
Fed funds sold and other short-term investments	80,567	45	0.22	81,825	46	0.22
Federal Home Loan Bank of Boston stock	120,821	-	-	120,821	-	-
Investment securities	2,701,808	23,186	3.43	2,598,638	24,420	3.76
Total interest-earning assets	8,013,847	$87,932	4.39%	7,837,685	$88,420	4.51%
Non-interest-earning assets	921,657			924,054
Total assets	$8,935,504			$8,761,739

Interest-bearing liabilities
Deposits
Money market	$1,023,649	$2,455	0.96%	$950,315	$2,109	0.89%
NOW	391,498	223	0.23	383,105	210	0.22
Savings	1,688,661	2,336	0.55	1,741,628	2,255	0.52
Time	1,499,424	7,241	1.93	1,460,894	7,433	2.04
Total interest-bearing deposits	4,603,232	12,255	1.06	4,535,942	12,007	1.06
Repurchase agreements	109,696	351	1.28	102,960	348	1.35
FHLB advances and other borrowings	2,042,217	14,767	2.89	1,986,248	15,719	3.17
Total interest-bearing liabilities	6,755,145	27,373	1.62%	6,625,150	28,074	1.69%
Non-interest-bearing demand deposits	611,179			582,066
Other non-interest-bearing liabilities	93,176			85,407
Total liabilities	7,459,500			7,292,623
Equity	1,476,004			1,469,116
Total liabilities and equity	$8,935,504			$8,761,739
Net interest-earning assets	$1,258,702			$1,212,535
Net interest income		$60,559			$60,346
Interest rate spread			2.77%			2.82%
Net interest margin (net interest income
as a percentage of total interest-earning assets)			3.02%			3.08%
Ratio of total interest-earning assets
to total interest-bearing liabilities			118.63%			118.30%

NewAlliance Bancshares, Inc.
Average Balance Sheets (Unaudited)
	Twelve Months Ended
	December 31, 2010			December 31, 2009
			Average			Average
	Average		Yield/	Average		Yield/
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

Interest-earning assets
Loans
Residential real estate	$2,483,550	$119,135	4.80%	$2,497,784	$131,119	5.25%
Commercial real estate	1,286,185	75,128	5.84	1,216,121	70,735	5.82
Commercial business	469,013	25,893	5.52	436,674	22,019	5.04
Consumer	703,766	31,554	4.48	736,764	34,207	4.64
Total Loans	4,942,514	251,710	5.09	4,887,343	258,080	5.28
Fed funds sold and other short-term investments	80,469	157	0.20	92,253	387	0.42
Federal Home Loan Bank of Boston stock	120,821	-	-	120,821	-	-
Investment securities	2,606,640	98,945	3.80	2,493,186	113,332	4.55
Total interest-earning assets	7,750,444	$350,812	4.53%	7,593,603	$371,799	4.90%
Non-interest-earning assets	923,482			894,857
Total assets	$8,673,926			$8,488,460

Interest-bearing liabilities
Deposits
Money market	$940,556	$9,106	0.97%	$579,806	$9,170	1.58%
NOW	383,017	933	0.24	363,621	1,069	0.29
Savings	1,757,322	10,832	0.62	1,756,246	23,881	1.36
Time	1,450,151	29,737	2.05	1,591,055	46,561	2.93
Total interest-bearing deposits	4,531,046	50,608	1.12	4,290,728	80,681	1.88
Repurchase agreements	105,711	1,389	1.31	138,219	1,663	1.20
FHLB advances and other borrowings	1,922,206	64,528	3.36	2,038,012	86,248	4.23
Total interest-bearing-liabilities	6,558,963	116,525	1.78%	6,466,959	168,592	2.61%
Non-interest-bearing demand deposits	570,555			518,264
Other non-interest-bearing liabilities	86,139			96,212
Total liabilities	7,215,657			7,081,435
Equity	1,458,269			1,407,025
Total liabilities and equity	$8,673,926			$8,488,460
Net interest-earning assets	$1,191,481			$1,126,644
Net interest income		$234,287			$203,207
Interest rate spread			2.75%			2.29%
Net interest margin (net interest income
as a percentage of total interest-earning assets)			3.02%			2.68%
Ratio of total interest-earning assets
to total interest-bearing liabilities			118.17%			117.42%

NewAlliance Bancshares, Inc.
Asset Quality (Unaudited)
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2010	2010	2010	2010	2009
Nonperforming assets
Residential real estate	$46,633	$49,133	$46,663	$39,873	$31,140
Commercial real estate	21,201	10,951	9,959	13,111	8,595
Commercial business	4,158	5,667	9,093	9,510	8,497
Consumer	2,891	2,542	2,580	2,400	2,275
Total nonperforming loans	74,883	68,293	68,295	64,894	50,507

Other nonperforming assets, net	3,541	3,103	2,648	3,348	3,705

Total nonperforming assets	$78,424	$71,396	$70,943	$68,242	$54,212

Allowance for loan losses	$55,223	$54,582	$54,945	$54,164	$52,463

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Net loan charge-offs
Residential real estate	$892	$1,261	$1,285	$1,049	$883
Commercial real estate	1,402	1,301	2,076	871	738
Total real estate	2,294	2,562	3,361	1,920	1,621
Commercial business	(367)	1,443	1,183	902	890
Consumer	132	358	175	277	213
Total net charge-offs	$2,059	$4,363	$4,719	$3,099	$2,724

Provision for loan losses	$2,700	$4,000	$5,500	$4,800	$3,467

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Ratios
Allowance for loan losses to total loans	1.08%	1.08%	1.11%	1.13%	1.10%
Allowance for loan losses to nonperforming loans	73.75	79.92	80.45	83.47	103.87
Nonperforming loans to total loans	1.47	1.35	1.39	1.35	1.06
Nonperforming assets to total assets	0.87	0.81	0.81	0.80	0.64
Net charge-offs to average loans (annualized)	0.16	0.35	0.39	0.26	0.23

NewAlliance Bancshares, Inc.
Reconciliation Table-Non-GAAP Financial Information (Unaudited)

Year Ended
(Dollars in thousands, except per share data)	December 31, 2010
Net income, GAAP	$57,968

Effect of merger related charges, net of tax (1)	11,688
Proforma net income	$69,656

Basic earnings per share, GAAP	$0.59

Effect of merger related charges, net of tax	0.12
Proforma basic earnings per share	$0.71

Diluted earnings per share, GAAP	$0.59

Effect of merger related charges, net of tax	0.12
Proforma diluted earnings per share	$0.71

Return on average assets, GAAP	0.67%

Effect of merger related charges, net of tax	0.13
Proforma return on average assets	0.80%

Return on average equity, GAAP	3.98%

Effect of merger related charges, net of tax	0.80
Proforma return on average equity	4.78%

(1) Includes tax expense of $3.7 million